                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-56281 and in the Post Effective Amendment No. 1 to Registration Statement No. 333-29129 on Form S-8 of our report dated May 15, 1998 appearing in this Annual Report on Form 10-K of Artecon, Inc. for the three years in the period ended March 31, 1998.


                                        /s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
June 29, 1998